Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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ACCREDITED MEMBERS HOLDING CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ACCREDITED MEMBERS HOLDING CORPORATION
2 North Cascade Avenue, #1400
Colorado Springs, CO 80903
(719) 265-5821

November 10, 2010

To Our Shareholders:

You are cordially invited to the Annual Meeting of Shareholders (the “Meeting”) of Accredited Members Holding Corporation (the “Company”) to be held at the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on Wednesday, December 15, 2010 at 4:00 p.m. local time.

The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages.  Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting.  Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

Sincerely,

DAVID LAVIGNE AND J.W. ROTH,
CO-CHAIRMEN

 ACCREDITED MEMBERS HOLDING CORPORATION
2 North Cascade Avenue, #1400
Colorado Springs, CO 80903
(719) 265-5821

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 15, 2010

November 10, 2010

To the Shareholders of Accredited Members Holding Corporation:

The Annual Meeting of Shareholders (the “Meeting”) of Accredited Members Holding Corporation, a Colorado corporation (the “Company”) will be held at the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on Wednesday, December 15, 2010 at 4:00 p.m. local time, for the purpose of considering and voting upon proposals to:

1.	Elect two directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

2.	Amend our Articles of Incorporation to increase our authorized capital to 100,000,000 shares of common stock par value $0.001 and 10,000,000 shares of preferred stock, par value $0.10.

3.	Approve an amendment to our 2009 Stock Option Plan increasing the number of shares reserved under the plan from 2,603,000 to 7,000,000.

4.	Approve an amendment to Article 8 of Section V of our Articles of Incorporation regarding the vote required for shareholders to approve actions presented for shareholder approval.

5.	Approve an amendment to Section 9 of Article V of our Articles of Incorporation to ensure the quorum threshold for matters brought before our shareholders is consistent with Colorado law.

6.	Ratify and approve the appointment of GHP Horwath, P.C. as our independent registered public accounting firm.

7.	Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

The Board of Directors is not aware of any other business to come before the Meeting.  Pursuant to the Company’s Bylaws, the Board of Directors has fixed the close of business on October 29, 2010 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope.  The proxy will not be used if you attend the Meeting and vote in person.

           EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD.  ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING.  HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS,

David Lavigne & J.W. Roth,
Co-Chairmen

ACCREDITED MEMBERS HOLDING CORPORATION
2 North Cascade Avenue, #1400
Colorado Springs, CO 80903
(719) 265-5821

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 15, 2010

November 10, 2010

To Our Shareholders:

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of Accredited Members Holding Corporation (the “Company”) of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) to be held at Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on Wednesday, December 15, 2010, at 4:00 p.m. local time, and at any adjournments or postponements thereof.  The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement, the accompanying proxy card, the Company’s Form 10-K for the year ended December 31, 2009, the Current Report on Form 8-K dated February 24, 2010, the Company’s 10-Q for the quarter ended June 30, 2010, and the Notice of Annual Meeting of Shareholders (collectively, the “Proxy Materials”) are first being mailed to shareholders beginning on or about November 10, 2010.

GENERAL INFORMATION

Solicitation

The enclosed proxy is being solicited by the Company’s Board of Directors.  The costs of the solicitation will be borne by the Company.  Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations.  The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

Holders of shares of Accredited Members Holding Corporation common stock (the “Common Stock”) and holders of Accredited Members Holding Corporation Series A Preferred Stock (the “Series A Stock”) at the close of business on Friday, October 29, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.  As of the Record Date 30,909,857 shares of Company’s Common Stock were outstanding and 398,497 shares of Series A Stock were outstanding.

The presence, in person or by proxy, of holders of one-third of the votes entitled to be cast as of the Record Date constitute a quorum for the transaction of business at the Meeting.  Holders of the Series A Stock vote as a single class with the common stock, on an as-converted basis, and quorum and voting thresholds are met by tabulating the Series A Stock on an as-converted basis.  Holders of Common Stock are entitled to one vote per share. Because each share of Series A Stock is currently convertible into eight shares of common stock, the presence in person or by proxy of the holders of capital stock representing at least 11,364,807 votes entitled to be cast at the Meeting is required for a quorum.  In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.  Abstentions will count towards quorum requirements.

As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.

The affirmative vote of a majority of the votes entitled to be cast on the matter is required to approve Proposal Nos. 2, 3, 4, 5, and 6. As to these proposals, a shareholder may:  (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal.  Abstentions and broker non-votes will not be counted as votes with respect to Proposal Nos. 2, 3, 4, 5, and 6 and will have the effect of a vote against each such proposal.  Shareholders are not entitled to cumulative voting on any issue being presented to the shareholders.

The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

Shares of Common Stock and Series A Stock represented by all properly executed proxies received at the Company’s transfer agent by Monday December 13, 2010 will be voted as specified in the proxy.  Unless contrary instructions are indicated on the proxy, the shares of Common Stock and Series A Stock represented by such proxy will be voted “FOR” the slate of directors described herein; “FOR” the amendment to our articles of incorporation to increase the Company’s authorized capital; “FOR” approval of the amendment to the 2009 Stock Option Plan; “FOR” approval of the amendment to our Articles of Incorporation regarding quorum requirements; “FOR” approval of the amendment to our Articles of Incorporation regarding shareholder actions; and “FOR” ratification and approval of our GHP Horwatch, P.C. as the Company’s independent auditing firm.

Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein.  If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire.  A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company’s corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

This Proxy Statement, the Company’s 2009 Annual Report on Form 10-K, the Company’s Current Report on Form 8-K dated February 24, 2010 (as amended), the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, and the proxy card are available on line at:  www.___________________.    However, shareholders may not cast their vote or proxy at www._____________________.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

A.           Security Ownership of Directors and Management

        The number of shares outstanding of the Company’s Common Stock at October 29, 2010 was 30,909,857.  The number of shares of the Company’s outstanding Series A Stock as of October 29, 2010 was 398,497.  Holders of shares of Series A Stock vote as a single class with the Common Stock, and each share of Series A Stock is entitled to eight votes per share.  The following table sets forth the beneficial ownership of the Company’s common stock and Series A Stock as of October 29, 2010 by each director and each executive officer of the Company and by all directors and executive officers as a group.   To the extent any of the named shareholders own derivative securities that are vested or otherwise exercisable into shares of our common stock these securities are included in the column regarding that shareholders’ common stock beneficial ownership (as required by Rule 13d-3(a)) and the material terms of such derivative securities are explained in the notes to the table.

Name and Address of Beneficial Owner	Position	Common Stock - Amount and Nature of Beneficial Ownership	Series A Preferred Stock - Beneficial Ownership	Percent of Voting Stock

Mark Labertew 2 North Cascade Ave, #1400 Colorado Springs, CO 80903	Chief Executive Officer, Chief Financial Officer, and President	250,000 (1)	0	*

J.W. Roth 2 North Cascade Ave, #1400 Colorado Springs, CO 80903	Co-Chairman	5,206,000 (2)	83,334 (2)	17.2%

David Lavigne 2 North Cascade Ave, #1400 Colorado Springs, CO 80903	Co-Chairman	3,904,500 (3)	0	11.5%

Michael Genho 2 North Cascade Ave, #1400 Colorado Springs, CO 80903	President – World Wide Premium Packers, Inc.	0 (4)	0	0%

All current directors and executive officers as a group (four persons)		9,360,500	83,334	29%

* Equals less than one percent.

(1)
Consists of options to acquire 250,000 shares of the Company’s common stock exercisable at $0.65 per share.  Does not include options to acquire 750,000 shares of the Company’s common stock that vest on February 1, 2011 and thereafter.

(2)
Mr. Roth owns 2,603,000 shares of Company common stock, and his spouse also owns 2,603,000 shares of Company common stock.  Both Mr. Roth and his wife each own 41,667 shares of Series A Preferred Stock.  Each share of Series A Preferred Stock is entitled to eight votes per share and is currently convertible into eight shares of the Company’s common stock.

(3)	Consists of 3,904,500 shares of common stock.

(4)	Mr. Genho has been granted an option to purchase 500,000 shares of Company common stock. However, no portion of the option is currently vested.

B.           Security Ownership of Certain Beneficial Owners

  The following table sets forth the beneficial ownership of the Company’s voting stock as of October 29, 2010, by each person (other than the directors and executive officers of the Company) who owned of record, or was known to own beneficially, more than 5% of the outstanding voting stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Voting Stock

BOCO Investments, LLC 262 East Mountain Ave. Fort Collins, Colorado 80524	3,123,104 (2)	9.2%

WestMountain Prime LLC 262 East Mountain Ave. Fort Collins, Colorado 80524	1,955,227 (3)	5.7%

WestMountain Asset Management, Inc. 262 East Mountain Ave. Fort Collins, Colorado 80524	1,698,713 (4)	5.0%

(1)	Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(2)
Consists of 2,789,768 shares of common stock and 41,667 shares of Series A Preferred Stock.  Each share of Series A Preferred Stock is currently entitled to eight votes per share and convertible into eight shares of Company common stock.

(3)	Based solely on Schedule 13D filed by the reporting person on March 2, 2010. Consists of 2,789,768 shares of Company common stock.

(4)	Based solely on Schedule 13D filed by the reporting person on July 9, 2010.

Changes in Control

There are no arrangements known to the Company which may result in a change in control of the Company.

MANAGEMENT

Executive officers of the Company are appointed by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors.  There are no family relationships among any of the directors, nominees for directors, or executive officers of the Company.

Name	Age	Position
J.W. Roth (1)	46	Co-Chairman of the Board
David Lavigne (1)	48	Co-Chairman of the Board
Mark Labertew	52	Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary
Michael Genho	34	President – World Wide Premium Packers, Inc.

(1)           Mr. Roth and Mr. Lavigne are the Board’s nominees standing for election to Board of Directors at the 2010 annual meeting of shareholders.

J.W. Roth currently serves as the Co-Chairman of the Company.  He is a co-founder of the Company’s wholly owned subsidiary Accredited Members, Inc. and AMI and also an officer and director of the Company’s wholly owned subsidiary World Wide Premium Packers, Inc.   Mr. Roth is involved in all aspects of the Company’s business.  Mr. Roth served as a director of Disaboom, Inc. (OTC-Pink Sheets DSBO.PK) from its inception through  May 2009.  Since 1997 Mr. Roth has served as the as the President of JW Roth & Company, Inc., a consulting company.  Prior to founding JW Roth & Company, Mr. Roth worked in the financial sales industry for American National Insurance Company and the Prudential Insurance Company.  Additionally, Mr. Roth has worked for, and been associated with, the business development of several companies such as Fear Creek Ranches, IMI Global, Inc., CattleNetwork, Inc., Front Porch Direct, and AspenBio Pharma, Inc.

David L. Lavigne is the sole founder of EdgeWater Research Partners LLC. EdgeWater Research was started in 2002 and was a subscription based service providing micro-cap and small-cap research to institutions, brokers and individual investors.  Because of his experience both with EdgeWater in the micro-cap and small-cap research business Mr. Lavigne has served as an officer and director of Accredited Members, Inc. since its inception.  Mr. Lavigne has spent approximately 25 years in the financial and investment industry primarily employed by small regional sell-side broker-dealers involved in the provisioning of both investment banking and research services with respect to micro cap and small cap issuers.  Mr. Lavigne’s experience includes creating research and analysis for retail and institutional clients, as well as research that augments the due diligence process of the corporate finance departments of his respective employers.  His generalist research has encompassed several dozen public companies.  Mr. Lavigne graduated from the University of Idaho in 1984 with a BS degree in Finance.

Mark Labertew has served as the Company’s Chief Executive Officer and Chief Financial Officer since August 2, 1010.  Mr. Labertew has held a number of executive level positions during his professional career and has worked for various early stage companies.  Prior to joining the Company Mr. Labertew served as an executive officer of BioNovix, Inc. (as its chief executive officer from 2007 – 2010; and as its chief financial officer from 2005-2007), and was involved in various aspects of BioNovix’s organizational and promotional activities starting in 2005.  BioNovix is a private company engaged in the design, packing and distribution of nutritional liquid, tablet and powder supplements.  From 2001 to 2005 Mr. Labertew served as the chief operations officer of BioCare, a private company engaged in the dietary and nutritional supplement industry.   From 1995-2000 Mr. Labertew was the chief executive officer of VPN Communications, Inc. a start-up information technology company.  Additionally, Mr. Labertew served as audit supervisor for KPMG from 1985 – 1991.  Mr. Labertew received a bachelors of science degree in financial accounting from Metropolitan State College of Denver.  Mr. Labertew is not a director of any public companies.

Michael Genho assumed the role of President World Wide Premium Packers, Inc. (“WWPP”) in September 2010.  WWPP became a wholly owned subsidiary of the Company on October 8, 2010.  Prior to joining WWPP, Mr. Gehno served as a consultant with Ascendant Consulting Partners, LLC where he led strategic consulting and financial advisory engagements with clients in the food, agribusiness and renewable energy industries.   He joined Ascendant in 2008 after having worked for both Bunge Ltd. and ConAgra Foods in various strategic planning and branded food product development related assignments.  In these roles he led product development initiatives for well know consumer brands such as Healthy Choice®, Marie Callender’s®, and Banquet®.  Mr. Genho holds an MBA/MA from the Wharton School and the University of Pennsylvania with an emphasis in Finance and International Studies.  Mr. Genho also worked as a research assistant at Colorado State University where he earned his Master of Science degree in Meat Science and holds a Bachelor’s degree in Animal Science from Brigham Young University.

Legal Proceedings

During the past ten years none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity.

Board of Directors – Composition, Qualifications and Attributes

The Company’s Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively.  Currently, the Company does not have a separate nominating committee as to date it does not believe that the Company as an early stage company with limited personnel required such a committee.  However, as the Company grows it may consider establishing a separate nominating committee.  As such, currently the Board of Directors as a whole is in charge of identifying and appointing appropriate persons to serve on the Board of Directors when necessary.  In identifying Board candidates it is the Board’s goal to identify persons whom it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.

The Company believes that each of the persons that currently serve on the Board of Directors (and who are nominated for reelection) have the experience, qualifications and attributes and skills taken as a whole to enable the Board of Directors to satisfy its oversight responsibilities effectively. In particular, the Company believes that because Mr. Roth has over twenty years of experience working with private and public companies in the early and start-up stages, including experience as an officer and director of such companies, that he is a valuable member of our Board of Directors.   Further, Mr. Lavigne was the founder of Edgewater Research Partners LLC (the company whose assets were acquired by Accredited Members, Inc.) and as a result is very familiar with the Company’s business plan and its clientele.  Further, Mr. Lavigne has significant experience with respect to drafting and distributing research and information on micro-cap companies and the Company believes he is well respected in that arena.

Board Leadership Structure and Role in Oversight

The Company’s Board of Directors is currently comprised of two persons, J.W. Roth and David Lavigne.  Mr. Roth and Mr. Lavigne serve as the Co-Chairmen of the Board and both have been actively involved in the Company’s, and its wholly owned subsidiary Accredited Members Inc.’s (“AMI”), development and operations since AMI’s inception.  Although Mr. Roth has previously served as the Company’s chief executive officer on an interim basis, currently Mark Labertew serves as the Company’s principal executive officer.  Thus, different persons currently serve as the Company’s chief executive officer and chairman of the Board.

The Board of Directors is responsible for risk oversight of the Company. Risks facing the Company include competitive, economic, operational, financial, accounting, liquidity, tax, regulatory, safety, employment, political and other risks that are attendant to early stage companies. Risks are reported to the Board of Directors through the Company’s (and its subsidiaries’) executive officers, who are responsible for the identification, assessment and management of the Company’s risks. However, the current members of the Board of Directors are actively involved in various aspects of the Company’s operations and thus are also charged with indentifying risks.   The Board of Directors regularly discusses the risks identified and reported by the Company’s executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.

Meetings of the Board and Committees

There were no meetings of the Board of Directors during the Company’s fiscal year ended December 31, 2009, however, the Board of Directors took action by written consent one time during fiscal 2009. During its year ended December 31, 2009 the Board of Directors of AMI acted by unanimous written consent twelve times.

The Company’s Board of Directors has held no formal meetings during its fiscal 2010.  However, regular communications were maintained throughout the year among all of the officers and directors of the Company and through October 15, 2010, the directors acted by unanimous consent eighteen times (including actions taken both prior and after the AMI Merger transaction).

The Company did not hold an annual meeting of the Company’s security holders during the prior fiscal year and does not have a formal policy requiring attendance by members of the Board of Directors

Committees of the Company’s Board of Directors; Code of Ethics

Currently the Company does not have an audit committee, compensation committee, nominating committee, or other committee of the Board that performs similar functions.  Because of its small size, and because the Company is still in its early stages of operations, the Company did not believe any such committees is warranted.  Additionally, because our common stock is not listed for trading or quotation on a national securities exchange, we are not required to have such committees.  Instead our Board as a whole performs the functions of an audit, nominating, and compensation committees.

               The Company has not adopted a code of ethics because the Board does not believe that, given the small size of the Company and the limited transactions, a code of ethics is warranted.  However, as the Company grows and it continues to develop its operations it may consider adopting a code of conduct or similar policy.

No Nominating Committee; Procedures by which Security Holders May Recommend Nominees to the Board of Directors

                As noted above, the Company does not have a nominating committee. We do not have a nominating committee because our Board of Directors does not believe that such a committee is necessary given our small size, and the relatively small size of our Board of Directors.  Instead, the Board as a whole considers nominees for vacancies on the Board of Directors and is charged with evaluating their background and potential contributions to the Board of Directors.

In considering candidates for membership on the Board of Directors, the Board of Directors will take into consideration the needs of the Company and its Board of Directors and the qualifications of the candidate.  With respect to potential new Board members the Board will require and/or review information such as the following:

▪	The name and address of the proposed candidate;

▪	The proposed candidates’ resume or a listing of his or her qualifications to be a director of the Company;

▪	A description of any relationship that could affect such person's qualifying as an independent director, including identifying all other public company board and committee memberships;

▪	A confirmation of such person's willingness to serve as a director if selected by the Board of Directors; and

▪	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company's proxy statement if such person were a nominee.

Independence of the Board of Directors

Our Board of Directors currently consists of Messrs. Roth and Lavigne.  Neither of the directors are considered “independent” as that term defined by Section 803A of the NYSE Amex Company Guide inasmuch as each of the directors has had material relationships with the Company.  The Board considers all relevant facts and circumstances in its determination of independence of all members of the Board.

Shareholder Communication with the Board of Directors

The Company values the views of its shareholders (current and future shareholders, employees and others). Any shareholder desiring to communicate directly with any officer or director of the Company may address correspondence to that person at our offices in Colorado Springs, Colorado. Our office staff will forward such communications to the addressee.

Transactions with Related Persons

The Company’s Board of Directors as a whole is charged with reviewing and approving all related party transactions. There have not been any transactions, or proposed transactions, to which the Company was or is to be a party, in which any Company director, officer, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest, except those outlined below.  On February 24, 2010 the Company completed a merger transaction whereby Accredited Members, Inc. (“AMI”) became a wholly owned subsidiary of the Company (the “AMI Merger”).  The following disclosure is with respect to material transactions between the Company and related parties since February 24, 2010, and with respect to material transactions between AMI and related parties since its inception.

1.           In March 2009 EdgeWater Research Partners LLC assigned various assets (customer contracts and related customer relationships) to AMI in consideration for 1.5 million shares of AMI common stock.  David Lavigne is a control person of EdgeWater Research Partners LLC, and also is an officer and director of the Company and a founding member of AMI.  As a result of the AMI Merger each share of AMI common stock was converted into the right to receive 2.603 shares of Company common stock.

2.           In March 2009 funds advanced to AMI by Mr. Roth were converted into 800,000 shares of AMI common stock.  As a result of the AMI Merger each share of AMI common stock was converted into the right to receive 2.603 shares of Company common stock.

3.            On May 18, 2010 the Company entered into a Management Services Agreement with World Wide Premium Packers, Inc. (“WPP”).  WWPP agreed to pay the Company $75,000 per month for the services performed pursuant to that agreement.  J.W. Roth is an officer and director and founding member of WWPP, and also is an officer and director of the Company.

4.            On September 29, 2010, the Company agreed to redeem 1.3 million shares of its common stock from David Nahmias, a person who then held greater than 5% of the Company’s outstanding common stock for aggregate consideration of $37,500.

5.            On October 8, 2010, WWPP merged with and into a wholly owned subsidiary of the Company and became a wholly owned subsidiary of the Company.  Each outstanding share of WWPP common stock on the closing date was converted into the right to receive shares of the Company’s Series A Preferred Stock.   Each WWPP shareholder is entitled to receive one share of Series A Stock for every 24 shares of WWPP common stock held.  At the time of the transaction J.W. Roth was an officer, director, and significant shareholder of WWPP, and also served as an officer and director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Officers and Directors and persons who own more than 10% of the Company’s outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission (“SEC”).  Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company’s fiscal year ended December 31, 2009, and through October 15, 2010 there were no directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5.

EXECUTIVE COMPENSATION

Compensation and other Benefits of Executive Officers

On February 24, 2010, the Company closed the AMI Merger.  Because the Company was known as Across America Real Estate Exchange, Inc. prior to the AMI Merger any reference to the term “Across America” or “AAEX” in the following discussion is intended to refer to the Company prior to the AMI Merger  The following table sets out the compensation received during the previous two fiscal years, in respect to each of the individuals who served as the Company’s or AMI’s chief executive officer at any time during both entities’ fiscal year ended December 31, 2009, and for both companies most highly compensated executive officers whose total salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

					Non-Equity
				Option	Incentive Plan	All Other
Name and	Fiscal	Salary	Bonus	Awards	Compensation	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)

Brian L. Klemsz Former President, CEO and	2009	$0	$0	$0	$0	$0	$0
CFO of the AAEX (1)	2008	$0	$0	$0	$0	$0	$0

JW Roth (2)	2009	$70,000	$10,000	$0	$0	$12,452 (3)	$92,450
Co-Chairman	2008	$0	$0	$0	$0	$0	$0

Kent Kiefer (4)	2009	$25,000	$5,000	$38,475 (5)	$0	$9,750 (6)	$39,750
Former CEO	2008	$0	$0	$0	$0	$0	$0

(1)           During fiscal 2008 and fiscal 2009 Across America did not pay Mr. Klemsz any form of compensation.  Effective February 24, 2010 Mr. Klemsz resigned from all executive offices he held with Across America.   Effective March 27, 2010 Mr. Klemsz resigned from the Company’s Board of Directors.

(2)           Mr. Roth served as the Chief Executive Officer of AMI from its inception until October 1, 2009, when Kent Kiefer was appointed to that position.  Mr. Roth currently serves as the Company’s Co-Chairman.

(3)           Includes commissions paid to Mr. Roth by AMI during 2009 in the amount of $7,202.  Mr. Roth received a commission of up to 20% of the revenue attributable to each of AMI’s issuer profile sales that were initiated by certain AMI executive officers and then divided among those same persons.  The remaining $5,250 relates to a monthly health insurance allowance of $750 given to all employees.

(4)           Mr. Kiefer served as the Company’s chief executive officer from the closing of the Merger Transaction until June 1, 2010 when he resigned from all executive offices he held with the Company.  Mr. Kiefer was appointed as AMI’s chief executive officer effective October 1, 2009.

(5)           Upon being hired by AMI Mr. Kiefer was granted an option to purchase 400,000 shares of AMI’s common stock, which by its original terms was exercisable at $0.75 per share (the number of shares underlying the option and the exercise price listed in this footnote reflect the original terms of the option, however, the option was later proportionately adjusted to reflect the terms of the AMI Merger).  50,000 shares underlying the option vested immediately upon grant and the remaining 350,000 shares were to vest quarterly on a pro-rata basis over a two year term.

(6)           Includes commissions paid to Mr. Kiefer during 2009 in the amount of $7,500.  Mr. Kiefer was entitled to receive a commission equal to $250 for each issuer profile AMI sells and delivers.  The remaining $2,250 relates to a monthly health insurance allowance of $750 given to all employees.

Compensation Discussion and Analysis

AMI’s executive officers were compensated primarily through cash compensation.  As of December 31, 2009 Mr. Roth received a base compensation equal to $120,000 and Mr. Kiefer received a salary of $100,000.  Depending on the individual’s, as well as the Company’s, performance, each of the Company’s executive officers are entitled to receive an annual cash bonus.    Further, each of Mr. Roth and Mr. Kiefer (as well as other AMI executive officers) are, or were, entitled to commissions for sales of “issuer profiles” to the AMI website that each of them originates.    AMI believes that compensating its executive officers in part through commissions provides additional incentive to the executives to help promote and build AMI revenues.

To date the Company has not entered into employment agreements with any of its executive officers.  As such none of the Company’s current executive officers are contractually entitled to severance payments.

The Company believes that as a relatively new company its compensation structure is fair to its executive officers as it is intended to balance the Company’s need to minimize its overhead costs, yet reward its executives for individual and company performance.    The Company intends to review and evaluate the compensation structure of its executive officers on an on-going basis, and depending on the financial, operational and strategic targets established by the Board of Directors may adjust the compensation of its executive officers.

Compensation of Current Executive Officers

Currently, the Company compensates its executive officers primarily through their base cash compensation.  As of October 15, 2010, Mr. Roth receives base compensation equal to $210,000 per year; Mr. Lavigne receives base compensation equal to $210,000 per year; and Mr. Labertew (the Company’s current chief executive officer and chief financial officer) receives base compensation equal to $150,000.  Additionally, each of Messrs. Roth, Lavigne and Labertew are entitled to receive commissions and an annual bonus based on the Company’s financial performance.

Option Grants To Our Named Executive Officers.

The following table sets forth the outstanding equity awards for each named executive officer of the Company as of February 24, 2010 – the closing date of the AMI Merger.  As of December 31, 2009 there were no Company (being AAEX) equity based awards outstanding.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards

Number of Securities
Underlying Unexercised
	Options		Option	Option
			Exercise	Expiration
Name and Principal Position	Exercisable	Un-exercisable	Price ($)	Date

Kent Kiefer,	260,300	780,900	$0.28	10/1/2012
Former Chief Executive Officer

On October 1, 2009 Mr. Kiefer was granted an option to purchase 400,000 shares of AMI’s common stock with an exercise price of $0.75 per share, with 50,000 of the shares vesting immediately upon grant, and the remainder of the option to vest quarterly on a pro rata basis over a two year term with the option being exercisable for a three year term until October 1, 2012.   At the closing of the AMI Merger the number of shares underlying the option was multiplied by the 2.603 exchange ratio and the exercise price divided by the exchange ratio.  The numbers reflected in the above table reflect the as adjusted/post AMI Merger numbers.  Mr. Kiefer resigned as the Company’s chief executive officer effective June 1, 2009.  At that time the terms of Mr. Kiefer’s option grant were amended so that 650,000 shares underlying the Option were deemed vested and exercisable until August 1, 2013.

Subsequent Option Grants to Executive Officers

Upon his appointment as our Chief Executive Officer and Chief Financial Officer on August 1, 2010 Mark Labertew was granted an option to acquire 1,000,000 shares of Company common stock.  The option is exercisable at $0.65 per share (equal to the closing sales price of the Company’s common stock on the first trading day after Mr. Labertew’s appointment).  The option vests on a pro-rata basis over a two year term.   To date, neither Mr. Roth nor Mr. Lavigne have been granted any stock options or other equity based awards.

Compensation of Directors

To date the Company has not provided separate cash, equity or other compensation to any persons in consideration for their services as directors.

INDEPENDENT PUBLIC ACCOUNTANTS

On February 23, 2010, the Company’s Board of Directors voted to dismiss its independent registered public accounting firm, Cordovano and Honeck LLP., effective February 24, 2010.  Cordovano and Honeck LLP. rendered an independent auditor’s report on the Company’s (i.e. Across America’s)  financial statements as of December 31, 2009 and 2008, and for the years then ended. The dismissal of Cordovano and Honeck was solely the result of the AMI Merger as the Company believed that going forward it was appropriate to appoint AMI’s independent accounting firm GHP Horwath, P.C. (“GHP”) as its new independent registered public accounting firm.  A representative of GHP is not currently expected to be present at the Meeting.  However, if a GHP representative is present at the Meeting he or she will have the opportunity to make a statement if he or she desires to do so, and will be available to answer questions from shareholders.

Also on February 23, 2010, the Board of Directors informed GHP that such firm was appointed as the Company’s independent registered accounting firm effective on February 24, 2010.  GHP conducted the audit of AMI’s financial statements for the year ended December 31, 2009.  GHP was retained by AMI to audit its 2009 and 2008 financial statements that were filed with the Company’s Current Report on Form 8-K dated February 24, 2010.  AMI had not previously consulted GHP with regard to any matters including the application of accounting principles to a specified transaction, or an audit opinion that might be rendered to the Company’s or AMI’s financial statements or any matter that was the subject of a disagreement or a reportable event.

Cordovano and Honeck provided a report on the Company’s financial statements for its fiscal years ended December 31, 2008 and 2009 and neither report contained an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2008 and December 31, 2009 and subsequently, there were no disagreements with Cordovano and Honeck on any matter of accounting principles, practices, financial statement disclosure, or auditing scope or procedure which if not resolved to Cordovano and Honeck’s satisfaction would have caused Cordovano and Honeck to make reference to the subject matter of the disagreement in connection with its principal accounting report on the financial statements for the Company’s fiscal year ended December 31, 2008 and December 31, 2009, or any subsequent report.

Cordovano and Honeck LLP Fees

The Company paid Cordovano and Honeck LLP an aggregate of $7,585 for the year ended December 31, 2008 and for professional services rendered for the audit of the Company's annual financial statements and review of the financial statements included in its quarterly reports.

GHP Fees

Since February 24, 2010 GHP has served as the Company’s independent accounting firm.  Prior to February 24, 2010 GHP served as the independent accounting firm for AMI.

Audit Fees.  GHP billed us aggregate fees in the amount of approximately $12,000 for the fiscal year ended December 31, 2009 and approximately $6,000 for the fiscal year ended December 31, 2008. These amounts were billed for professional services that GHP Horwath provided for the audit of our annual financial statements, registration statement consents, review of the financial statements included in our reports on 10-Q and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees.  GHP Horwath billed us aggregate fees in the amount of $0 for the fiscal years ended December 31, 2009 and 2008 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

Tax Fees.  GHP Horwath fees related to tax return preparation were $0 and $0 for the fiscal years ended December 31, 2009 and 2008, respectively.

All Other Fees.  GHP Horwath billed us aggregate fees in the amount of $0 for the fiscal years ended December 31, 2009 and 2008 for other fees.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board of Directors is nominating two persons to be elected to the Company’s Board of Directors:  J.W. Roth and David Lavigne.  If elected each director will serve for a one year term and until his or her successor is elected and qualified.

Nominees for Election of Directors

The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the two nominees for director named below.  If, at the time of the meeting, either of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion.  If elected, Messrs. Roth and Lavigne will each hold office for a term of one year, and until their successors are duly elected or appointed or until their earlier death, resignation or removal.

Vote Required and Recommendation

To be elected each director must receive a plurality of the votes cast at the Meeting.  The Board of Directors recommends a vote “FOR” the election of Messrs. Roth and Lavigne.  Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board of Directors’ slate of nominees.  Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director.  Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election.  At this time, the Board knows of no reason why any nominee might be unavailable to serve.

PROPOSAL TWO
AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL

The Company’s Board of Directors has approved an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital from 51,000,000 shares with 50 million being designated as common stock and 1 million being designated as preferred stock to 110,000,00 shares, consisting of 100,000,000 common shares and 10,000,000 shares of preferred stock.

Background and Discussion of Proposed Amendment

Of our Preferred Stock currently 425,000 shares are designated as our Series A Preferred Stock.  As of October 29, 2010 the following shares of our capital stock were outstanding or otherwise reserved for issuance:

Class of Security	Number of Shares of Common Stock Either Outstanding or Into Which Such Security is Convertible
Common Stock	30,909,857
Series A Preferred Stock (1)	11,476,713
Warrants (2)	1,686,775
Convertible Promissory Notes	1,739,957
Stock Option Plan (3)	2,603,000
Total	48,416,302

(1)           Currently there are 398,497 shares of our Series A Preferred Stock outstanding.  Each share is currently convertible into eight shares of our common stock.  However, upon certain milestones being achieved by World Wide Premium Packers, Inc. (a wholly owned subsidiary of the Company), each share of Series A Preferred Stock will be convertible into 28.8 shares of Company common stock.

(2)           Including a warrant to acquire shares of the Company’s Series A Preferred Stock.

(3)           Does not include options to acquire 700,000 shares of Company common stock that have been granted but are contingent upon the shareholders approving an increase to the Company’s authorized capital.

As outlined in the table above the Company currently has less than 2,000,000 shares of common stock available for issuance.  With fewer than 2,000,000 shares available for issuance for capital raising, acquisitions, and other possible uses of our capital, the Company does not believe that it has sufficient shares of common stock available to accomplish its business objectives over the next several years.  Consequently, the Board of Directors approved, and recommends that the shareholders approve, an amendment to our Articles of Incorporation increasing the Company’s authorized common stock to 100,000,000 shares and preferred stock to 10,000,000 shares.  We anticipate that this will give us:

•
Significant flexibility for future financing transactions by making a sufficient number of shares of authorized capital available for general corporate purposes, such as capital raising transactions (although no future financing transactions using shares of our common stock are contemplated at the present); and

•	Significant flexibility for future business acquisition activity, if any (although no business acquisitions are contemplated at the present).

Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of outstanding shares of common stock are entitled to receive dividends from assets legally available at such times and in such amounts as the Board of Directors may from time to time determine.  If this Proposal is not approved, the Company may not have sufficient Common Stock to achieve future financings or for mergers or acquisitions that it may wish to pursue.

By increasing the authorized number of shares of preferred stock the Company is authorized to issue, the Company will have greater flexibility to utilize shares of preferred stock for capital raising transactions, business transactions, or other corporate purposes. As an example, the Company recently issued shares of preferred stock to effect the transaction whereby World Wide Premium Packers, Inc. (“WWPP”) became a wholly owned subsidiary of the Company.  The Company believes it is in the Company’s best interest to have additional flexibility to issue shares of preferred stock should the Company identify a transaction whereby it believes it is appropriate to create and/or issue shares of preferred stock.

Any series of preferred stock that may be created will have such designations, rights, preferences and limitations as the Company’s Board of Directors may determine by resolution.  For example, on October 8, 2010 the Company created its Series A Stock with each share being entitled to eight votes per share and being convertible into shares of the Company’s common stock.  Any series of preferred stock may possess voting, dividend, liquidation and redemption rights superior to those of the Company’s common stock.  The rights of the holders of common stock will be subject to and may be adversely affected by the rights of the holders of any of the preferred stock that may be issued in the future.

The Company does not have any plans at the present time to issue any additional shares of common stock or preferred stock.  However, it is likely that in the future the Company will utilize its capital stock for capital raising purposes or to effect strategic transactions.

     Anti-Takeover Effects.  The issuance of additional shares of common stock or preferred stock by the Company may also potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management.  The increase in authorized shares of common stock and preferred stock has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its common stock.

Dilutive Effects.  The authorization and subsequent issuance of additional shares of common stock and preferred stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our capital stock.  The actual effect on the current holders of common stock and/or preferred stock cannot be ascertained until the shares are issued in the future.  However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Vote Required and Recommendation of Board

           Proposal Two requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” the proposed amendment to the Articles of Incorporation to increase our authorized capital.

PROPOSAL THREE
APPROVAL OF AN AMENDMENT TO THE
2009 STOCK OPTION PLAN

On March 11, 2009, AMI’s Board of Directors of the Company adopted the 2009 Stock Option Plan (the "Plan"), and on that same date AMI’s shareholders approved the adoption of the Plan.  Upon closing the AMI Merger the Plan was assumed by the Company and any references to AMI in the Plan were deemed to refer to the Company, and the terms of any outstanding options were adjusted to reflect the terms of the AMI Merger.

Currently 2,603,000 shares of Company common stock are reserved for issuance under the Plan.  On October 6, 2010 our Board of Directors adopted an amendment increasing the shares reserved under the Plan from 2,603,000 to 7,000,000 (the "Amendment"), with the Amendment being subject to shareholder approval of the proposed increase to the Company’s authorized capital.  The Amendment is being submitted to shareholders for approval at the Meeting. Shareholder approval of the Amendment is sought to: (i) qualify it under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Act"), and thereby render certain transactions under it exempt from certain provisions of Section 16 of the Act; (ii) to permit the issuance of Options which will qualify as Incentive Options pursuant to the Internal Revenue Code of 1986, as amended (the “Code”); and (iii) permit the Company to continue to utilize the Plan.

The Board of Directors believes that increasing the number of shares available for the issuance of options or stock bonuses under the Plan is necessary and appropriate to permit the Company to continue to offer officers, directors, advisors and employees equity based compensation.  If the shareholders do not approve the Amendment the number of shares reserved under the Plan will remain at 2,603,000, and there will likely not be a sufficient number of shares available under the Plan to permit the Company to effectively utilize the Plan on an on-going basis by the Company.

The Plan includes:  (i) options intended to qualify as “incentive stock options” (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) non-incentive stock options which are not intended to qualify as Incentive Options (“Non-Incentive Options”); and (iii) shares issuable as stock bonuses (“Stock Bonuses”).

The Plan is intended to provide incentives to officers, directors, employees and other persons, including consultants and advisers, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. The Board of Directors believes that this also helps align the interests of the Company's management and employees with the interests of shareholders. The terms of the Plan concerning the Incentive Options and Non-Incentive Options are substantially the same except that only employees of the Company are eligible to receive Incentive Options; employees and other persons are eligible to receive Non-Incentive Options. The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Incentive Options that may be granted reduces the number of Stock Bonuses which may be granted, and vice versa.

           The following table sets forth summary information as to unexercised options granted under the Plan as of October 29, 2010.

Name and Position	Number of Options
Mark Labertew- Chief Executive Officer and Chief Financial Officer	1,000,000

Current Executives as a Group	1,000,000

Non-Executive Director Group	0

Non-Executive Officer Employee Group	1,474,720

The Company has also granted three employees of WWPP options to acquire an aggregate of 700,000 shares of Company common stock.  Such options grants are contingent upon the Company’s shareholders approving an increase to the Company’s authorized capital.

Administration of the Plan

The Plan is administered by the Board of Directors, or a committee appointed by the Board of Directors (the “Committee”).  Currently, the Board of Directors is the Committee.  In addition to determining who will be granted Options or Bonuses the Committee has the authority and discretion to determine when Options and Stock Bonuses will be granted and the number of Options and Stock Bonuses to be granted. The Committee also may determine a vesting and/or forfeiture schedule for Stock Bonuses and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The Committee may determine the purchase price of the shares of Common Stock covered by each Option and determine the Fair Market Value per share. The Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

The Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it.

Eligibility

Participants in the Plan may be selected by the Committee from employees, officers and directors of, and consultants and advisors to, the Company and its subsidiary and affiliated companies, if any. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan.

The grant of Options or Stock Bonuses under the Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient's employment, although a specific grant of Options or Stock Bonus may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Stock Bonus, the underlying restricted stock, or Options.

Adjustment

           In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Stock Bonus (if applicable), and in the exercise price and in the number of shares subject to each outstanding Option. The Committee also may make provisions for adjusting the number of Stock Bonuses or underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding Common Stock. Options and Stock Bonuses may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the Committee may take no action and provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee.

Income Tax Consequences of the Plan

The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Code.   Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options. The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for Incentive Options. This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

    Non-Incentive Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he or she is granted a Non-Incentive Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Incentive Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Incentive Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with the respect to the deemed compensation.

    With respect to Stock Bonuses, generally, a grantee will recognize as ordinary income the fair market value of the bonus as of the date of receipt.  If the grantee is an employee, then the grant is compensation and will be subject to income tax withholding by us (if an employee) or self-employment tax (if a non-employee).

Other Provisions

    The exercise price of any option granted under the Plan must be no less than 100% of the “fair market value” of our Common Stock on the date of grant. Any incentive stock option granted under the Plan to a person owning more than 10% of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the fair market value per share on the date of grant.

    The exercise price of an option may be paid in cash, in shares of our Common Stock or other property having a fair market value equal to the exercise price of the option, or in a combination of cash, shares and property. The Committee shall determine whether or not property other than cash or Common Stock may be used to purchase the shares underlying an option and shall determine the value of the property received.

    Anti-Takeover Effects.   The issuance of additional shares of Common Stock upon the exercise of the options may also potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger or removal of management. The Amendment (and the Plan itself) has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

    Dilutive Effects.    The authorization and subsequent issuance of additional shares of Common Stock upon the exercise of the Options and Stock Bonuses granted under the Plan may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock.  The actual effect on the holders of common stock cannot be ascertained until the shares of common stock are issued in the future.  However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Vote Required and Recommendation of Board

Proposal Three requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.

PROPOSAL FOUR
AN AMENDMENT TO ARTICLE V, SECTION OF 8 OF OUR ARTICLES OF INCORPORATION REGARDING ACTIONS BY SHAREHOLDERS

Article V, Section 8 of our Articles of Incorporation currently provides, in part:

Action of Shareholders.  To the fullest extent now or hereafter permitted by the Colorado Business Corporation Act, the vote or consent of a majority of the issued and outstanding shares of the Corporation entitled to vote on such matter shall be sufficient to approve any matter requiring shareholder action, including but not limited to, the right from time to time, to amend, alter or repeal, or add any provisions to, the Corporation’s Articles of Incorporation.

Additionally, the terms of the Series A Stock provide that the holders of outstanding shares of Series A Stock vote as a single class with the common stock upon any matter submitted for approval by the holders of common stock on an as-converted basis.  Each share of Series A Stock is currently convertible into eight shares of Company common stock.   The effect of the terms of the Series A Stock is that currently the voting threshold for most matters presented to the Company’s shareholders for approval requires the affirmative vote of a majority of the votes entitled to be cast (being the common stock combined with the total number of votes entitled to be cast by the Series A Stock holders).

At the Meeting our shareholders will be asked to consider and approve an amendment to Article V, Section 8 of the Articles of Incorporation so that with respect to Actions by Shareholders our Articles of Incorporation shall read (the bolded language is included for demonstrative purposes):

Action of Shareholders.  The vote or consent of a majority of the votes entitled to be cast shall be sufficient to approve any matter requiring shareholder action.

On most matters the Colorado Business Corporation Act sets shareholder approval thresholds with reference to the number of votes cast or entitled to be cast.  On the other hand Article V, Section 8 of our Articles of Incorporation currently ties voter approval thresholds to the number of shares issued and outstanding.  When (as now) the Company has a series of stock outstanding that is entitled to greater than one vote per share, the Company’s Articles of Incorporation may conflict with Colorado law.

The Board of Directors believes it is appropriate to amend the Articles of Incorporation to ensure that the Articles of Incorporation are consistent with Colorado law.  If the shareholders approve the proposed amendment to Article V, Section 8 the thresholds for the Company’s shareholders to approve certain corporate actions would default to those thresholds provided in the Colorado Business Corporation Act.  Where Colorado law only requires the approval of a majority of the votes cast at a meeting of shareholder, the proposed amendment would have the effect of reducing the threshold for the Company’s shareholders to approve certain actions.  As a public company with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, calling and holding a meeting of shareholders is an expensive and timely process for the Company.  Further, public companies often have large and diverse shareholder bases that may be difficult to locate.  Thus, the directors believe that it is in the Company’s best interest to amend the Company’s Articles of Incorporation so that where permitted by law proposals submitted to shareholders may be approved by a majority of the votes cast at a meeting as opposed to a majority of the outstanding shares or a majority of the votes entitled to be cast.

Vote Required and Recommendation of Board

Proposal Four requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.

PROPOSAL FIVE
AN AMENDMENT TO ARTICLE V, SECTION OF 9 OF OUR ARTICLES OF INCORPORATION REGARDING ACTIONS BY SHAREHOLDERS

Article V, Section 9 of our Articles of Incorporation currently reads as follows:

Section 9.                      Quorum For Voting.  A quorum of Shareholders for any matter to come before any meeting of Stockholders of the Corporation shall consist of one-third of the issued and outstanding shares entitled to vote on the matter, except where a greater number is specifically required by the provisions of the Colorado Business Corporation Act, as then currently in place from time to time.

The terms of the Series A Stock provides that the holders of outstanding shares of Series A Stock vote as a single class with the common stock upon any matter submitted for approval by the holders of common stock, on an as-converted basis, such that quorum thresholds are met by tabulating the Series A Stock on an as-converted basis.  Each share of Series A Stock is currently convertible into eight shares of Company common stock.  The effect of the terms of the Series A Stock is that currently a quorum is reached when the one third of the votes entitled to be cast is present in person or by proxy (being the common stock combined with the total number of votes entitled to be cast by the Series A Stock holders).

At the Meeting our shareholders will be asked to consider and approve an amendment to Company’s Articles of Incorporation so that the a quorum will consist of one-third of the votes entitled to be cast as opposed to one third of the “issued and outstanding shares entitled to be cast.”  As amended with respect to a Quorum the Articles of Incorporation would read as follows (the bolded language is included for demonstrative purposes):

Quorum For Voting.  A quorum of Shareholders for any matter to come before any meeting of Shareholders of the Corporation shall consist of shares representing one-third of the votes entitled to be cast on any matter, except where a greater number is specifically required by the provisions of the Colorado Business Corporation Act, as then currently in place from time to time.

Currently the Company’s Articles of Incorporation provide a quorum is achieved based on the number of shares outstanding as opposed to the number of votes entitled to be cast.   The Colorado Business Corporation Act provides that a quorum may not be less than one third of the total votes entitled to be cast by a voting group.  When the Company (as it does now) has outstanding shares of capital stock that are entitled to greater than one vote per share the quorum requirement as currently set forth in the Company’s Articles of Incorporation could permit a quorum to be achieved by less than the minimum permitted by Colorado law.

The Company believes the proposed amendment to its Articles of Incorporation regarding the quorum requirement will ensure that the Company’s Articles of Incorporation are consistent with Colorado law with respect to the quorum requirement of a meeting of shareholders.

Vote Required and Recommendation of Board

Proposal Five requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.

PROPOSAL SIX
RATIFICATION AND APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On October 6, 2010, our Board of Directors unanimously appointed GHP Horwath, P.C. (“GHP”) as our independent registered public accounting firm for the fiscal year ended December 31, 2011.  Further, the Board of Directors directed that we submit the selection of GHP for ratification and approval by our shareholders at the Meeting.  Although the Company is not required to submit the selection of independent registered public accountants for shareholder approval, if the shareholders do not ratify this selection, the Board of Directors may reconsider its selection of GHP. The Board considers GHP to be well qualified to serve as the independent auditors for the Company, however, even if the selection is ratified, the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the current or subsequent fiscal year if the Audit Committee and Board of Directors determines that the change would be in the Company’s best interests.

Vote Required and Recommendation

Proposal Six requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting.  The Board of Directors recommends a vote “FOR” Proposal Six.

ANNUAL REPORT TO SHAREHOLDERS

Included with this Proxy Statement is the Company’s 2009 Annual Report on Form 10-K for the year ended December 31, 2009, the Company’s Current Report on Form 8-K dated February 24, 2010, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

OTHER MATTERS

Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein.  However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one proxy statement and the other proxy materials are being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.  Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy was delivered.  Shareholders desiring to receive a separate copy in the future may contact us through our Corporate Secretary, 2 North Cascade Avenue, # 1400, Colorado Springs, CO 80903.

Shareholders who share an address but are receiving multiple copies of the proxy statement and/or annual report may contact us through our Corporate Secretary, 2 North Cascade Avenue, #1400, Colorado Springs, CO 80903, or by telephone: (719) 265-5821 to request that a single copy be delivered.

SHAREHOLDER PROPOSALS

Accredited Members Holding Corporation expects to hold its next annual meeting of shareholders in December 2011.  Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to Accredited Members Holding Corporation, 2 North Cascade Avenue, #1400, Colorado Springs, CO 80903, and we must receive the proposals by July 13, 2011.  Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law.  It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested.  After July 13, 2011, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

BY ORDER OF THE BOARD OF DIRECTORS: ACCREDITED MEMBERS HOLDING CORPORATION

David Lavigne & J.W. Roth
Co-Chairmen

PROXY

ACCREDITED MEMBERS HOLDING CORPORATION
2 North Cascade Avenue, #1400
Colorado Springs, CO 80903
(719) 265-5821

ANNUAL MEETING OF SHAREHOLDERS – DECEMBER 15, 2010

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Accredited Members Holding Corporation. hereby constitutes and appoints J.W. Roth and David Lavigne, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of Common Stock and/or Preferred Stock standing in the name of the undersigned at the Annual Meeting of Shareholders to be held at the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on Wednesday, December 15, 2010 at 4:00 p.m. local time, and at any adjournment or adjournments thereof, upon the following:

Proposal One:  To elect the following two persons as directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified:

J.W. Roth	For / /	Withhold Authority to vote / /
David Lavigne	For / /	Withhold Authority to vote / /

Proposal Two:                                   Approval of an amendment to our Articles of Incorporation increasing the number of shares of authorized common stock to 100,000,000 shares and increasing the authorized preferred stock to 10,000,000.

For /  /                         Against /  /                                Abstain /  /

Proposal Three:  Approval of an amendment to the 2009 Stock Option Plan, increasing the shares reserved for issuance under the plan to 7,000,000 shares of common stock.

For /  /                         Against /  /                                Abstain /  /

Proposal Four:  Approval of an amendment to Article V, Section 8 of our Articles of Incorporation regarding shareholder actions.

For /  /                         Against /  /                                Abstain /  /

Proposal Five:  Approval of an amendment to Article V, Section 9 of our Articles of Incorporation regarding a quorum for shareholder meetings.

For /  /                         Against /  /                                Abstain /  /

Proposal Six:  Approval and ratification of the appointment of GHP Horwarth, P.C. as our independent registered public accounting firm.

For /  /                         Against /  /                                Abstain /  /

In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting.  The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE.  UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person.  A corporation must sign in its name by the President or other authorized officer.  All co-owners and each joint owner must sign.

Date:  _______________________

_____________________________________
Signature(s)

Address if different from that on envelope:

_____________________________________
Street Address

_____________________________________
City, State and Zip Code

Please check if you intend to be present at the meeting: